EXHIBIT 99

For Immediate Release

July 13, 2000

For more information:                                   Steven J. Goldstein
                                                        Chief Financial Officer
                                                        Centura Banks, Inc.
                                                        (252) 454-8356
                                                        sgoldstein@centura.com


CENTURA BANKS INC. REPORTS SECOND QUARTER EARNINGS OF $0.72 PER DILUTED SHARE, BEFORE MERGER-RELATED AND OTHER SIGNIFICANT CHARGES

ROCKY MOUNT, N.C., July 13, 2000 - Centura Banks, Inc. (NYSE: CBC) today announced second quarter 2000 earnings of $28.7 million, or $0.72 per diluted share before merger-related and other significant charges. The second quarter results include $5 million in additional loan loss provisions recorded in order to align the credit risk management methodologies of Triangle Bancorp, Inc. with those of Centura.

These results compare with net income of $0.88 per diluted share for the same period a year ago and $0.90 for the first quarter of 2000. Results for the year-ago periods have been restated to include combined results of Centura and Triangle.

After pre-tax merger-related and other significant charges totaling $11.2 million, net income for the second quarter of 2000 totaled $20.9 million, or $0.52 per diluted share. The $11.2 million in charges included $1.7 million resulting from the Hannaford store closings and $7.1 million related to the sales of certain investment securities incurred as a result of completing the restructuring of the Triangle investment portfolio.

"Our disappointing performance in the second quarter was largely the result of pressures on the net interest margin brought about by higher interest rates and the slowing economy," said Cecil W. Sewell, chief executive officer. "Although this economic condition impacts our entire industry, its effect has been magnified on Centura due to the timing of our acquisition of Triangle. The acquisition has progressed according to plan in terms of reduced expenses and customer-retention goals, but we experienced additional margin pressures in the second quarter as we both absorbed Triangle's portfolio and sacrificed some retail pricing to our overriding priority of customer retention. Retaining our high-value customers remains a top priority at Centura because it represents the best long-term strategy for building lasting relationships, reducing the need for wholesale funding, and strengthening the net interest margin."

Including merger-related and other significant charges totaling $50.7 million, net income was $29.0 million or $0.72 per diluted share for the six months ending June 30, 2000. This compares to net income of $62.8 million or $1.55 per diluted share for the first six months of 1999.

At June 30, 2000, nonperforming assets totaled $45.9 million, representing 0.60 % of total loans and foreclosed properties, consistent with the level each of the last four years of approximately 0.55% to 0.65%.


About Centura

With assets of more than $11 billion and deposits exceeding $7 billion, Centura Banks Inc. provides a complete line of banking, investment, insurance, leasing and asset management services to individuals and businesses in North Carolina, South Carolina and Virginia. Centura's broad range of financial solutions is provided through more than 250 full-service financial offices and Centura Highway, the bank's multifaceted customer access system that includes telephone banking, an extensive ATM network, PC banking, online bill payment and the bank's suite of Internet products and services. Additional information may be found on Centura's Web site at www.centura.com.

         This press release may contain various forward-looking statements. These forward-looking statements involve risks and uncertainties and actual results could differ from those described. A discussion of the various factors, including factors beyond Centura's control, that could cause Centura's actual results to differ materially from those expressed in such forward-looking statements is included in Centura's filings with the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS
CENTURA BANKS, INC. AND SUBSIDIARIES

                                                       Three Months Ended June 30,          Six Months Ended June 30,
                                                    --------------------------------     ---------------------------------
(Dollars in thousands, except per share data)         2000         1999      Change        2000          1999     Change
--------------------------------------------------------------------------------------------------------------------------
EARNINGS
       Interest income                           $   217,718   $   197,851    10.0%    $   433,150   $   393,047    10.2%
       Interest expense                              114,202        94,061    21.4         224,826       187,971    19.6
------------------------------------------------------------------------------------------------------------------------
       Net interest income                           103,516       103,790    (0.3)        208,324       205,076     1.6
       Provision for loan losses                      11,920         8,347    42.8          17,895        15,928    12.3
       Noninterest income                             33,903        43,812   (22.6)         62,172        86,506   (28.1)
       Noninterest expense                            92,274        86,402     6.8         202,916       180,852    12.2
       Income taxes                                   12,302        17,197   (28.5)         20,727        31,967   (35.2)
------------------------------------------------------------------------------------------------------------------------
       Net income                                $    20,923   $    35,656   (41.3)%   $    28,958   $    62,835   (53.9)%
========================================================================================================================
       Net interest income, taxable equivalent   $   105,686   $   106,810    (1.1)%   $   213,424   $   210,900     1.2%
========================================================================================================================


PER COMMON SHARE
       Earnings per share - basic                $      0.53   $      0.90   (41.1)%   $      0.73   $      1.58   (53.8)%
       Earnings per share - diluted                     0.52          0.88   (40.9)           0.72          1.55   (53.5)
       Cash dividends paid                              0.34          0.29    17.2            0.66          0.54    22.2
       Book value per share                            22.09         21.44     3.0           22.09         21.44     3.0
       Closing market price                           33.953        56.375   (39.8)         33.953        56.375   (39.8)

SELECTED FINANCIAL DATA (A)
       Earnings per share - diluted              $      0.72   $      0.88   (18.2)%   $      1.62   $      1.72    (5.8)%
       Return on average assets                         1.04          1.30     (26)bp         1.16          1.29   (13)bp
       Return on average equity                        13.28         16.52    (324)          15.04         16.28    (124)

FINANCIAL RATIOS
       Return on average assets                       0.76 %        1.30 %     (54)bp         0.52%         1.16%    (64)bp
       Return on average equity                         9.68         16.52    (684)           6.73         14.69    (796)
       Average equity to average assets                 7.84          7.89      (5)           7.71          7.90     (19)

AVERAGE BALANCES
       Assets                                    $11,087,991   $10,972,828     1.0%    $11,210,504   $10,920,665     2.7%
       Earning assets, net                        10,161,950    10,054,104     1.1      10,284,979    10,005,499     2.8
       Loans, gross                                7,604,252     7,231,015     5.2       7,542,782     7,177,489     5.1
       Investment securities, net                  2,456,812     2,671,440    (8.0)      2,615,445     2,666,107    (1.9)
       Noninterest-bearing deposits                1,130,684     1,152,537    (1.9)      1,117,918     1,134,919    (1.5)
       Core deposits                               6,798,340     6,897,408    (1.4)      6,886,711     6,878,155     0.1
       Total deposits                              7,581,910     7,717,245    (1.8)      7,700,563     7,676,540     0.3
       Interest-bearing liabilities                8,974,603     8,799,616     2.0       9,115,591     8,766,443     4.0
       Shareholders' equity                          869,319       865,538     0.4         864,707       862,315     0.3

PERIOD END BALANCES
       Assets                                    $11,338,832   $11,042,086     2.7%    $11,338,832   $11,042,086     2.7%
       Earning assets, net                        10,366,538    10,118,726     2.4      10,366,538    10,118,726     2.4
       Loans, gross                                7,656,212     7,266,983     5.4       7,656,212     7,266,983     5.4
       Investment securities, net                  2,590,230     2,724,084    (4.9)      2,590,230     2,724,084    (4.9)
       Noninterest-bearing deposits                1,195,965     1,220,468    (2.0)      1,195,965     1,220,468    (2.0)
       Core deposits                               6,972,050     6,894,351     1.1       6,972,050     6,894,351     1.1
       Total deposits                              7,748,104     7,785,416    (0.5)      7,748,104     7,785,416    (0.5)
       Shareholders' equity                          880,509       852,437     3.3         880,509       852,437     3.3

SELECTED BALANCES EXCLUDING DIVESTITURES (B)
       Assets                                    $11,080,175   $10,828,465     2.3%    $11,163,869   $10,776,302     3.6%
       Loans                                       7,597,238     7,098,810     7.0       7,502,030     7,045,284     6.5
       Deposits                                    7,559,841     7,394,758     2.2       7,562,383     7,354,053     2.8

=========================================================================================================================

 bp-   Change is measured as difference in basis points.
 (A) Calculation excludes $11.2 million and $50.7 million of pre-tax merger-related and other significant charges incurred for the three and six months ended June 30, 2000, respectively. Included in these charges are $22.1 million in losses related to sales of certain investment securities incurred as a result of restructuring the investment portfolio acquired with the Triangle merger, of which $15.1 million and $7.1 million were incurred during the first quarter and second quarter 2000, respectively. 1999 excludes $8.4 million of pre-tax merger-related items, all of which were incurred during the first quarter.

 (B) Excludes average balances related to divested banking locations as a result of the merger with Triangle Bancorp, Inc. Divestitures were completed in April, 2000.

All prior period financial data has been restated for the February 18, 2000 merger with Triangle which was accounted for as a pooling-of-interests.

OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARIES

                                                             Three Months Ended June 30,           Six Months Ended June 30,
                                                        ------------------------------------  ------------------------------------
(Dollars in thousands)                                      2000          1999       Change     2000          1999       Change
----------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
       Average basic                                     39,784,411    39,768,801       - %   39,691,391    39,784,247    (0.2)%
       Average diluted                                   40,096,213    40,451,069     (0.9)   40,011,875    40,515,759    (1.2)
       Outstanding at period end                         39,859,195    39,754,091      0.3    39,859,195    39,754,091     0.3

COMPOSITION RATIOS (A)
       Earning assets to total assets                         91.65%        91.63%       2bp       91.74%        91.62%     12bp
       Loans to earning assets                                74.83         71.92      291         73.34         71.74     160
       Interest-bearing liabilities to earning assets         88.32         87.52       80         88.63         87.62     101
       Loans to total deposits                               100.29         93.70      659         97.95         93.50     445
       Noninterest-bearing deposits to total deposits         14.91         14.93       (2)        14.52         14.78     (26)

ALLOWANCE FOR LOAN LOSSES (AFLL)
       Beginning balance                                $    97,450   $    93,821      3.9%  $    95,500   $    91,894     3.9%
       AFLL related to loans sold                               -            (100)    (100)          -            (100)   (100)
       Provision for loan losses                             11,920         8,347     42.8        17,895        15,928    12.3
       Allowance of acquired financial institutions             -             -        -             -             605   (100.0)
       Charge-offs                                           (7,450)       (6,782)     9.8       (13,965)      (14,008)   (0.3)
       Recoveries                                             1,351           839     61.0         3,841         1,806   112.7
------------------------------------------------------------------------------------------------------------------------------
             Net charge-offs                                 (6,099)       (5,943)     2.6       (10,124)      (12,202)  (17.0)
------------------------------------------------------------------------------------------------------------------------------
       Ending balance                                   $   103,271   $    96,125      7.4%  $   103,271   $    96,125     7.4%
==============================================================================================================================

       Net charge-offs to average loans                        0.32%         0.33%   (1)bp          0.27%         0.34%     (7)bp

COMPOSITION OF RISK ASSETS
       Nonperforming loans                                                                   $    41,286   $    59,573   (30.7)%
       Foreclosed property                                                                         4,643         5,646   (17.8)
------------------------------------------------------------------------------------------------------------------------------
       Nonperforming assets                                                                  $    45,929   $    65,219   (29.6)%
==============================================================================================================================

ASSET QUALITY RATIOS (B)
       Nonperforming assets to:
             Loans and foreclosed property                                                          0.60%         0.90%    (30)bp
             Total assets                                                                           0.41          0.59     (18)
       Nonperforming loans to total loans                                                           0.54          0.82     (28)
       Allowance for loan losses to total loans                                                     1.35          1.32       3
       Allowance for loan losses to nonperforming loans                                            2.50x        1.61 x      89
===============================================================================================================================

 bp-   Change is measured as difference in basis points.
 (A) Balance sheet amounts used in calculations are based on average balances.
 (B) Balance sheet amounts used in calculations are based on period end balances.

All prior period financial data has been restated for the February 18, 2000 merger with Triangle which was accounted for as a pooling-of-interests.

CENTURA BANKS, INC. AND SUBSIDIARIES

                                                                 Three Months Ended June 30,
                                                  ---------------------------------------------------------
                                                                                           As a Percent of
                                                                                         Average Assets (A)
                                                                                         -----------------
(Dollars in thousands)                                 2000         1999        Change     2000      1999
-----------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Service charges on deposit accounts                $  15,993     $  15,930        0.4%      0.58%     0.58%
Credit card and related fees                           2,050         1,933        6.1       0.07      0.07
Insurance and brokerage commissions                    5,851         6,147       (4.8)      0.21      0.22
Other service charges, commissions and fees            3,274         3,678      (11.0)      0.12      0.13
Fees for trust services                                2,758         2,743        0.6       0.10      0.10
Mortgage income                                        5,543         6,351      (12.7)      0.20      0.23
Negative goodwill amortization                           335           335      -           0.01      0.01
Operating lease income, net                              623         1,814      (65.7)      0.02      0.07
Other noninterest income                               6,426         4,646       38.3       0.24      0.18
-----------------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
       transactions                                   42,853        43,577       (1.7)      1.55      1.59
Securities gains (losses), net                        (8,950)          235         NM      (0.32)     0.01
-----------------------------------------------------------------------------------------------------------
Total noninterest income                           $  33,903     $  43,812      (22.6)%     1.23%     1.60%
===========================================================================================================

NONINTEREST EXPENSE
Salaries and overtime                              $  35,435     $  33,825        4.8%      1.29%     1.24%
Fringe benefits and other personnel costs              8,275         7,827        5.7       0.30      0.29
Occupancy                                              5,778         6,026       (4.1)      0.21      0.22
Equipment                                              5,881         7,284      (19.3)      0.21      0.27
Foreclosed real estate losses and related
       operating expense                                 444           286       55.2       0.02      0.01
Marketing                                              2,362         2,531       (6.7)      0.09      0.09
Fees for outsourced services                           4,991         4,452       12.1       0.18      0.16
Professional and legal fees                            3,917         3,828        2.3       0.14      0.14
Other administrative                                   3,391         2,985       13.6       0.12      0.11
FDIC insurance                                           325           530      (38.7)      0.01      0.02
Deposit intangible and goodwill amortization           3,549         3,407        4.2       0.13      0.12
Office supplies, postage and telephone                 6,317         6,455       (2.1)      0.23      0.24
Merger-related expenses and other
       significant charges                             4,178           -           -        0.15        -
Other operating                                        7,431         6,966        6.7       0.27      0.25
-----------------------------------------------------------------------------------------------------------
Total noninterest expense                          $  92,274     $  86,402        6.8%      3.35%     3.16%
===========================================================================================================

OTHER PERFORMANCE RATIOS
Pretax operating profit margin (B)(D)                  31.80%        37.09%      (529)bp
Efficiency ratio (C)(D)                                60.07%        57.36%       271 bp
Net interest income analysis-taxable equivalent:
       Selected average yields/rates:
           Loans                                        9.19%         8.57%        62 bp
           Taxable securities                           6.72          6.29         43
           Tax-exempt securities                        8.80          7.82         98
           Short-term investments                       6.59          6.88        (29)
-----------------------------------------------------------------------------------------------------------
           Interest-earning assets                      8.56          7.95         61
-----------------------------------------------------------------------------------------------------------
           Total interest-bearing deposits              4.67          3.99         68
           Borrowed funds                               5.93          4.59        134
           Long-term debt                               6.48          5.86         62
-----------------------------------------------------------------------------------------------------------
           Total interest-bearing liabilities           5.09          4.27         82
-----------------------------------------------------------------------------------------------------------
           Interest rate spread                         3.47          3.68        (21)
           Net interest margin                          4.10          4.22        (12)
===========================================================================================================

                                                                 Six Months Ended June 30,
                                                 ----------------------------------------------------------
                                                                                         As a Percent of
                                                                                        Average Assets (A)
                                                                                       --------------------
(Dollars in thousands)                                2000         1999        Change     2000       1999
-----------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Service charges on deposit accounts                $  31,348    $  30,924        1.4%      0.56%      0.57%
Credit card and related fees                           4,121        3,857        6.8       0.07       0.07
Insurance and brokerage commissions                   13,018       12,448        4.6       0.23       0.23
Other service charges, commissions and fees            6,919        6,766        2.3       0.12       0.12
Fees for trust services                                5,509        5,182        6.3       0.10       0.10
Mortgage income                                        9,248       14,102      (34.4)      0.17       0.26
Negative goodwill amortization                           669          669          -       0.01       0.01
Operating lease income, net                            1,322        3,628      (63.6)      0.02       0.07
Other noninterest income                              13,823        7,920       74.5       0.26       0.15
-----------------------------------------------------------------------------------------------------------
Noninterest income, excluding securities
       transactions                                   85,977       85,496        0.6       1.54       1.58
Securities gains (losses), net                       (23,805)       1,010         NM      (0.42)      0.02
-----------------------------------------------------------------------------------------------------------
Total noninterest income                           $  62,172    $  86,506      (28.1)%     1.12%      1.60%
===========================================================================================================

NONINTEREST EXPENSE
Salaries and overtime                              $  71,053    $  69,970        1.6%      1.27%      1.29%
Fringe benefits and other personnel costs             16,423       16,208        1.3       0.29       0.30
Occupancy                                             12,231       12,341       (0.9)      0.22       0.23
Equipment                                             12,029       14,071      (14.5)      0.22       0.26
Foreclosed real estate losses and related
       operating expense                               1,106          723       53.0       0.02       0.01
Marketing                                              3,841        4,828      (20.4)      0.07       0.09
Fees for outsourced services                           9,360        8,411       11.3       0.17       0.16
Professional and legal fees                            7,001        7,323       (4.4)      0.13       0.14
Other administrative                                   6,361        5,783       10.0       0.11       0.11
FDIC insurance                                           763          941      (18.9)      0.01       0.02
Deposit intangible and goodwill amortization           6,702        6,757       (0.8)      0.12       0.12
Office supplies, postage and telephone                12,690       12,441        2.0       0.23       0.23
Merger-related expenses and other
       significant charges                            28,516        6,858         -        0.51       0.13
Other operating                                       14,840       14,197        4.5       0.27       0.25
-----------------------------------------------------------------------------------------------------------
Total noninterest expense                          $ 202,916    $ 180,852       12.2%      3.64%      3.34%
===========================================================================================================

OTHER PERFORMANCE RATIOS
Pretax operating profit margin (B)(D)                  35.41%       36.64%      (123)bp
Efficiency ratio (C)(D)                                58.58%       58.50%         8 bp
Net interest income analysis-taxable equivalent:
       Selected average yields/rates:
           Loans                                        9.07%        8.60%        47 bp
           Taxable securities                           6.67         6.26         41
           Tax-exempt securities                        8.04         7.92         12
           Short-term investments                       6.76         7.32        (56)
-----------------------------------------------------------------------------------------------------------
           Interest-earning assets                      8.43         7.97         46
-----------------------------------------------------------------------------------------------------------
           Total interest-bearing deposits              4.53         4.03         50
           Borrowed funds                               5.86         4.73        113
           Long-term debt                               6.18         5.78         40
-----------------------------------------------------------------------------------------------------------
           Total interest-bearing liabilities           4.93         4.31         62
-----------------------------------------------------------------------------------------------------------
           Interest rate spread                         3.50         3.66        (16)
           Net interest margin                          4.08         4.20        (12)
===========================================================================================================

 bp-   Change is measured as difference in basis points.
 (A)   Data presented is annualized.
 (B) Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
 (C) Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
 (D) Calculation excludes merger-related and other significant charges.

All prior period financial data has been restated for the February 18, 2000 merger with Triangle which was accounted for as a pooling-of-interests.

QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARIES


                                                             2000                               1999
                                                  --------------------------   --------------------------------------   2nd Qtr 00
                                                    Second          First        Fourth        Third          Second        vs.
(Dollars in thousands, except per share data)       Quarter        Quarter       Quarter      Quarter         Quarter    1st Qtr 00
----------------------------------------------------------------------------  ------------------------------------------------------
FINANCIAL SUMMARY (A)
       Assets                                     $11,087,991    $1,333,016   $11,244,033   $11,065,694    $10,972,828       (2.2)%
       Earning assets, net                         10,161,950     0,408,008    10,311,262    10,164,652     10,054,104       (2.4)
       Loans, gross                                 7,604,252     7,481,313     7,363,250     7,305,302      7,231,015        1.6
       Investment securities, net                   2,456,812     2,774,077     2,820,815     2,722,460      2,671,440      (11.4)
       Total deposits                               7,581,910     7,819,217     7,864,788     7,770,777      7,717,245       (3.0)
       Interest-bearing liabilities                 8,974,603     9,256,578     9,066,703     8,897,333      8,799,616       (3.0)
       Shareholders' equity                           869,319       860,095       861,593       869,562        865,538        1.1
       Total market capitalization (period end)     1,353,339     1,817,042     1,742,779     1,649,174      2,241,137      (25.5)
       Net income                                      20,923         8,035        35,549        31,953         35,656      160.4

PROFITABILITY/PERFORMANCE SUMMARY(A)
       Pretax operating profit margin(B)                31.80%        38.92%        38.07%        33.11%         37.09%   (712)bp
       Efficiency ratio(B)                              60.07         57.12         55.94         56.65          57.36        295
       Net interest margin                               4.10          4.07          4.20          4.27           4.22          3
       Return on average assets                          0.76          0.29          1.25          1.15           1.30         47
       Return on average equity                          9.68          3.76         16.37         14.58          16.52        592
       Average equity to average assets                  7.84          7.59          7.66          7.86           7.89         25

PER SHARE SUMMARY
       Earnings per share - basic                 $      0.53    $     0.20   $      0.90   $      0.80    $      0.90    165.0 %
       Earnings per share - diluted                      0.52          0.20          0.89          0.79           0.88      160.0
       Cash dividends paid                               0.34          0.32          0.30          0.29           0.29        6.3
       Book value per share                             22.09         21.72         21.77         21.74          21.44        1.7
       Closing market price                            33.953        45.813        44.125        41.375         56.375      (25.9)

KEY INTANGIBLE ASSETS (C)
       Goodwill                                   $   125,606    $  131,514   $   134,851   $   138,334    $   141,332       (4.5)%
       Mortgage servicing rights                       31,797        35,076        35,916        36,979         42,993       (9.3)

ASSET QUALITY SUMMARY(C)
       Nonperforming assets                       $    45,929    $   37,161   $    35,836   $    46,871    $    65,219       23.6%
       Allowance for loan losses                      103,271        97,450        95,500        93,701         96,125        6.0
       Nonperforming assets to total assets              0.41%         0.33%         0.31%         0.42%          0.59%      8 bp
       Allowance for loan losses to total loans          1.35          1.29          1.28          1.28           1.32          6
       Net charge-offs to average loans                  0.32          0.22          0.38          0.98           0.33         10
       ==========================================================================================================================

 bp-   Change is measured as difference in basis points.
 (A) Balance sheet amounts are based on average balances unless otherwise noted.
 (B) Calculation excludes merger-related and other significant charges.
 (C) Balance sheet amounts are based on period end balances unless otherwise noted.

All prior period financial data has been restated for the February 18, 2000 merger with Triangle which was accounted for as a pooling-of-interests.